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                       International Financial Group, Inc.

         INCORPORATED IN THE CAYMAN ISLANDS UNDER THE COMPANIES LAW ACT
                         (AS AMENDED FROM TIME TO TIME)
            AUTHORIZED: 50,000,000 ORDINARY SHARES. $0.001 PAR VALUE





This Certifies That                                 See Reverse For
                                                    Certain Definitions
                                                    CUSIP G48511 10 2

is the registered holder of

  FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, $0.001 PAR VALUE PER SHARE, OF

                       International Financial Group, Inc.

transferable only on the books of the Company by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Memorandum and Articles of Association of the Company, as amended, to all of which the holder by acceptance hereby assents.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by the facsimile signature by its duly authorized officer and to be seated with the facsimile seal of the Company.

This Certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.


                                     [SEAL -
                                  INTERNATIONAL
                                    FINANCIAL
                                   GROUP, INC.
                                 CAYMAN ISLANDS]

                                                           (signature K. Mellor)
                                                             PRESIDENT/SECRETARY

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                                    (Reverse)
                       International Financial Group, Inc.
                         Corporate stock Transfer, Inc.
                            Transfer Fee: As Required

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     The following  abbreviations,  when used in the  inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

TEN COM- as tenants in common    UNIF GIFT MIN ACT ........Custodian for........
                                                    (Cust.)              (Minor)
TENENT    -  as tenants by the entireties          under Uniform Gifts to Minors

JT  TEN   -  as joint tenants with right of     Act of .........................
             survivorship and not as tenants                   (State)
             in common

                                               Additional abbreviations may also
be used though not its the above list.

For value received.........................hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE


                please print or type name and address of asignee
    ........................................................................
    ........................................................................
    ........................................................................
    ..................................................................Shares

of  the  Common  stock  represented  by the  within  Certificate  and do  hereby
irrevocably                 constitute                and                appoint
 ........................................................................
 ........................................................................

Attorney to transfer thee said stock on the books of the within-named Corporation. with full power of substitution is the premises.

Dated  ....................................20.......

SIGNATURE GUARANTEED:             X__________________________________


                                  X__________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP 1N AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

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